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                                 EXHIBIT 99 (A)


Capital Bancorporation, Inc. and Subsidiaries Unaudited Interim Consolidated Financial Statements as of and for the three and six months ended June 30, 1995 and 1994

 PARTI - FINANCIAL INFORMATION             Capital Bancorporation, Inc. and Subsidiaries
                                                     Consolidated Balance Sheets
 Item 1.  Financial Statements                  June 30, 1995 and December 31, 1994
                                           (Dollars in thousands, except per share data)
                                      (Prior year periods restated due to pooling-of-interests)
                                                             (unaudited)

                                                                      June 30,    December 31,
                                                                        1995          1994
 ASSETS:                                                              --------    ------------
 Cash and due from banks                                            $   27,905          35,736
 Interest-bearing deposits                                               4,111             233
 Investment securities, at amortized cost (estimated market
   value of $97,892 and $111,148 at June 30, 1995 and
   December 31, 1994, respectively)                                     97,644         113,008
 Securities available for sale, at estimated market value               17,774           8,958
 Federal funds sold                                                     73,725           4,225
 Loans                                                                 856,658         776,068
    Less:
     Unearned interest                                                   1,898           2,211
     Allowance for possible loan losses                                 13,702          11,877
                                                                    ----------         -------
        Loans, net                                                     841,058         761,980
 Premises and equipment, net                                            27,713          25,761
 Accrued interest receivable                                             7,981           6,531
 Intangible assets                                                      11,157           8,403
 Other assets                                                            6,265           5,116
                                                                    ----------         -------
       Total assets                                                 $1,115,333         969,951
                                                                    ==========         =======

 LIABILITIES AND STOCKHOLDERS' EQUITY:
 Deposits:
    Demand deposits                                                 $  100,841         104,202
    Savings deposits and interest-bearing transaction accounts         212,139         213,996
    Time deposits of $100 or more                                      113,176          93,508
    Time deposits less than $100                                       548,913         423,617
                                                                    ----------         -------
       Total deposits                                                  975,069         835,323
 Short-term borrowings                                                  27,106          34,839
 Federal Home Loan Bank advances                                         6,984           5,000
 Notes payable                                                          20,200          14,850
 Convertible subordinated capital notes                                    207             207
 Other liabilities                                                       7,452           5,292
                                                                    ----------         -------
       Total liabilities                                             1,037,018         895,511
                                                                    ----------         -------

 STOCKHOLDERS' EQUITY:
 Preferred stock, $1 par value, 200,000 shares authorized:
   Series C (10.00% at June 30, 1995 and 9.75% at December 31, 1994)
   increasing rate, redeemable, cumulative, perpetual preferred stock $500 stated value and redemption value per share; issued
   and outstanding 27,600 shares                                        13,800          13,800
 Common stock, $.10 par value; 6,500,000 shares authorized; issued and outstanding 3,073,382 and 3,033,668 shares at June 30, 1995
   and December 31, 1994, respectively                                     307             303
 Surplus                                                                36,053          35,384
 Retained earnings                                                      28,273          25,111
 Net unrealized loss on securities available for sale                     (118)           (158)
                                                                    ----------         -------
       Total stockholders' equity                                       78,315          74,440
                                                                    ----------         -------
       Total liabilities and stockholders' equity                   $1,115,333         969,951
                                                                    ==========         =======

  See accompanying notes to consolidated financial statements.



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
                 Capital Bancorporation, Inc. and Subsidiaries
                       Consolidated Statements of Income
            Three Months and Six Months Ended June 30, 1995 and 1994
                 (Dollars in thousands, except per share data)
           (Prior year periods restated due to pooling-of-interests)
                                  (unaudited)

                                          Three Months Ended June 30,    Six Months Ended June 30,
                                          ---------------------------    -------------------------
                                              1995          1994             1995        1994
                                          ---------------------------    -------------------------
 INTEREST INCOME:
   Interest and fees on loans                $17,718       13,795           34,515      26,354
   Interest on investment securities:
     Taxable                                   1,289        1,175            2,683       2,455
     Tax-exempt                                  124          148              250         308
   Interest on securities available for sale:
     Taxable                                     126          197              261         333
     Tax-exempt                                    3            3                6           7
   Interest on Federal funds sold                884          147            1,096         418
   Other interest income                           2            1                5          11
                                              ------       ------           ------      ------
        Total interest income                 20,146       15,466           38,816      29,886
                                              ------       ------           ------      ------

 INTEREST EXPENSE:
   Interest on deposits                        9,949        6,245           18,245      12,313
   Interest on short-term borrowings             322          331              713         610
   Interest on notes payable                     282          265              561         509
                                              ------        -----           ------      ------
        Total interest expense                10,553        6,841           19,519      13,432
                                              ------        -----           ------      ------
        Net interest income                    9,593        8,625           19,297      16,454
   Provision for possible loan losses            316          128              852         303
                                              ------        -----           ------      ------
        Net interest income after provision
          for possible loan losses             9,277        8,497           18,445      16,151
                                              ------        -----           ------      ------
 NONINTEREST INCOME:
   Service charges on deposits                   936          711            1,783       1,436
   Gains on sales of securities
     available for sale                            -            -                -           -
   Gains on sales of loans                       240          343              476         762
   Other                                       1,034          689            1,955       1,512
                                               -----        -----            -----       -----
        Total noninterest income               2,210        1,743            4,214       3,710
                                               -----        -----            -----       -----

 NONINTEREST EXPENSE:
   Salaries and employee benefits              3,783        3,643            7,517       7,228
   Occupancy                                     613          556            1,224       1,098
   Equipment                                     604          506            1,171       1,040
   FDIC assessments                              467          424              933         849
   Amortization of intangible assets             239          248              485         410
   Other                                       1,769        1,864            3,428       3,468
                                               -----        -----           ------      ------
        Total noninterest expense              7,475        7,241           14,758      14,093
                                               -----        -----           ------      ------
        Income before applicable income
          tax expense                          4,012        2,999            7,901       5,768
     Applicable income tax expense             1,582        1,160            2,964       2,162
                                               -----        -----            -----       -----
        Net income                             2,430        1,839            4,937       3,606
     Preferred stock dividends                   339          336              676         672
                                               -----        -----            -----       -----
        Net income available to common
          stockholders                        $2,091        1,503            4,261       2,934
                                              ======        =====            =====       =====

Earnings per common and common
   equivalent share                           $ 0.65         0.49             1.33        0.95
Weighted average common and common
  equivalent shares outstanding            3,225,538    3,089,908        3,194,572   3,083,872

See accompanying notes to consolidated financial statements.





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
                 CAPITAL BANCORPORATION, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOW
                For the Six Months Ended June 30, 1995 and 1994
                             (Dollars in thousands)
           (Prior year periods restated due to pooling-of-interest)
                                  (unaudited)
                                                                              June 30
                                                                       ----------------------
                                                                         1995           1994
                                                                       ----------------------
Cash flows from operating activities:
     Net income  ....................................................  $  4,937         3,606
     Adjustments to reconcile net income to net cash
      provided by operating activities:
        Depreciation and amortization ...............................     1,535         1,874
        Provision for possible loan losses ..........................       852           303
        Stock dividends received ....................................         -             -
        Gain on sale of premises and equipment ......................       (16)            -
        (Increase) decrease in taxes receivable......................      (198)          101
        Increase in accrued interest receivable .....................      (797)         (755)
        Increase in accrued interest payable ........................     1,159           256
        Originations of loans for sale ..............................   (32,284)      (43,218)
        Proceeds from sale of loans .................................    32,760        43,980
        Gain on sale of loans .......................................      (476)         (762)
        Other operating activities, net .............................       684           172
                                                                       --------       -------
      Net cash provided by operating activities .....................     8,156         5,557
                                                                       --------       -------
Cash flows from investing activities:
      (Increase) decrease in interest-bearing deposits ..............      (960)        1,671
      Principal payments received and proceeds from:
        Maturities of investment securities .........................    74,123        34,280
        Maturities of securities available for sale .................       540         1,940
      Purchases of investment securities ............................   (58,648)      (24,037)
      Purchases of securities available for sale.....................       (96)            -
      Net increase in loans to customers ............................   (19,633)      (79,531)
      Recoveries of loans previously charged off ....................       336           326
      Decrease in cash and cash equivalents from purchase of
        subsidiary, net of cash received of $364 ....................    (6,493)            -
      Purchases of premises and equipment ...........................      (949)       (3,849)
      Proceeds from sale of premises and equipment ..................        16             1
                                                                       --------       -------
      Net cash used in investing activities .........................   (11,764)      (69,199)
                                                                       --------       -------
Cash flows from financing activities:
     Net increase in deposits .......................................    73,759        23,848
     Net increase (decrease) in short-term borrowings ...............   (12,733)       11,628
     Proceeds from notes payable ....................................    20,200             -
     Payments on notes payable ......................................   (14,850)       (1,650)
     Proceeds from issuance of common stock to
      Employee Stock Ownership Plan..................................       322             -
     Proceeds from exercise of common stock warrants and options.....       351            16
     Dividends paid on common stock .................................    (1,100)         (901)
     Dividends paid on preferred stock ..............................      (672)         (672)
                                                                       --------       -------
     Net cash provided by financing activities ......................    65,277        32,269
                                                                       --------       -------
       Net increase (decrease) in cash and cash equivalents .........    61,669       (31,373)
     Cash and cash equivalents at beginning of period ...............    39,961        71,573
                                                                       --------       -------
     Cash and cash equivalents at end of period .....................  $101,630        40,200
                                                                       ========       =======

     Supplemental disclosures of cash flow information:
       Cash paid during the period for:
         Interest on deposits and borrowed funds ....................  $ 18,076        13,177
         Income taxes ...............................................     3,143         2,123
       Non cash activity during the period for:
         Transfer of loans to foreclosed property ...................       338           352
         Loans charged off ..........................................       764           593
                                                                       ========       =======

See accompanying notes to consolidated financial statements.




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

                          Capital Bancorporation, Inc.
                   Notes to Consolidated Financial Statements


1.   Basis of Financial Statement Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. They do not include all information and footnotes required by generally accepted accounting principles for complete financial statements. However, except as disclosed herein, there has been no material change in the information disclosed in the notes to consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1994. In the opinion of management, all adjustments, consisting of normal recurring accruals considered necessary for a fair presentation have been included. Operating results for the three months and six months ended June 30, 1995 are not necessarily indicative of the results that may be expected for the year ending December 31, 1995.

On August 31, 1994 the Company acquired Bank of South County located in St. Louis, Missouri in a transaction accounted for as a pooling-of-interests. Accordingly, prior period financial statements have been restated as if the combining entities had been consolidated for all periods.

2. On June 30, 1995 the Company acquired all of the issued and outstanding capital stock of Home Federal Savings and Loan Association ("Home Federal"), a federally chartered stock savings association, which has three banking locations in Jonesboro, Arkansas and a loan production office in Paragould, Arkansas. At June 30, 1995 Home Federal had total assets of $81,762,000, total deposits of $65,986,000, total loans, net of unearned interest, of $62,371,000, and equity capital of $7,857,000. The name of the institution was changed to Capital Bank, a Federal Savings Bank.

Under the terms of the agreement, the aggregate cash purchase price was $6,856,879. The acquisition was financed through debt provided by an unaffiliated lender and was accounted for utilizing the purchase method of accounting.

3. On June 20, 1995, Union Planters Corporation ("UPC") and Capital Bancorporation, Inc. entered into a definitive Agreement and Plan of Reorganization (which was subsequently amended on June 22, 1995) pursuant to which UPC is to acquire all of the issued and outstanding stock of Capital. Each share of Capital's common stock issued and outstanding on the date of closing is to be exchanged for 1.185 shares of UPC common stock. The transaction is expected to be completed during the first quarter of 1996, and is subject to the approval of the Company's common stockholders, regulatory approval, and the satisfaction of certain normal contractual closing conditions.



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